UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2021

INLAND REAL ESTATE INCOME TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-55146	45-3079597
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road

Oak Brook, Illinois 60523

(Address of Principal Executive Offices)

(630) 218-8000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 2, 2021, the board of directors of Inland Real Estate Income Trust, Inc. (referred to herein as “us,” “we,” “our” or the “Company”) appointed Daniel W. Zatloukal to serve as senior vice president of the Company.

Mr. Zatloukal, who is 41 years old, serves as executive vice president and head of asset and portfolio management for all investment programs sponsored by our sponsor, Inland Real Estate Investment Corporation (“IREIC”), a position he has held since 2015. He also serves as senior vice president of Inland Private Capital Corporation (“IPC”), an affiliate of IREIC, a position he has held since 2014. IPC offers replacement properties for Section 1031 exchange transactions as well as multiple-owner real estate investment solutions and as of September 30, 2021, has sponsored 279 private placement programs and has more than $9 billion in assets under management. Mr. Zatloukal was president of Inland Investment Real Estate Services, Inc. from October 2015 through June 2017 and was responsible for overseeing all of IREIC’s real estate services group, which includes property management, leasing and asset management for commercial and residential portfolios owned or managed by IREIC and its affiliates. Prior to rejoining Inland at IPC in 2013, Mr. Zatloukal served as vice president of capital markets at Jones Lang LaSalle in Atlanta. He received his bachelor’s degree in finance from the University of Illinois at Urbana-Champaign.

The appointment was not made pursuant to any arrangement or understanding with any other person. The Company does not separately compensate our executive officers for their service as officers, nor does the Company reimburse either our business manager or our real estate managers for any compensation paid to individuals who serve as executive officers of the Company or as executive officers of our business manager, our real estate managers or their affiliates (provided that, for these purposes, a corporate secretary is not considered an “executive officer”). Mr. Zatloukal does not have any direct or indirect material interest in any transaction with us or in any currently proposed transaction to which we are a participant.

Item 5.07Submission of Matters to a Vote of Security Holders.

On December 2, 2021, the Company reconvened and held its 2021 annual meeting of stockholders. At the annual meeting, the Company’s stockholders: (i) elected the six nominees listed below to serve as directors; (ii) ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021; and (iii) approved each of proposal numbers 3 through 13 (described below) to amend the Company’s charter. Each of the directors will serve for a term ending at the next annual meeting of stockholders, and each will continue in office until his or her successor has been elected and qualifies, or until his or her earlier death, removal, resignation or retirement. The voting results for each proposal were as follows:

(1)	Election of directors:

Nominee	For	Against (Withheld)
Lee A. Daniels	20,217,289	1,275,403
Stephen L. Davis	20,269,924	1,222,768
Daniel L. Goodwin	20,255,970	1,236,722
Gwen Henry	20,255,945	1,236,747
Bernard J. Michael	20,239,005	1,253,687
Mitchell A. Sabshon	20,170,851	1,321,841
(2)	Ratification of the selection of KPMG LLP as independent registered public accounting firm for the year ending December 31, 2021:

Votes For	Votes Against	Abstentions
25,036,728	488,347	853,971
(3)	Amendment of our charter to remove or revise provisions that relate to the terms and rights of our classes and series of stock, including our common stock, and to offerings of our stock:

Votes For	Votes Against	Abstentions
18,878,542	1,405,979	1,208,171
(4)	Amendment of our charter to remove or revise, as applicable, provisions that relate to stockholder meetings:

Votes For	Votes Against	Abstentions
18,913,141	1,371,882	1,207,669

(5)	Amendment of our charter to remove or revise provisions that relate to stockholder information rights:

Votes For	Votes Against	Abstentions
18,407,141	1,900,968	1,184,583
(6)	Amendment of our charter to remove or revise those provisions that relate to the qualifications, number, election, removal and service of our directors:

Votes For	Votes Against	Abstentions
18,725,635	1,595,654	1,171,403
(7)	Amendment of our charter to remove or revise those provisions that relate to the conduct of our board of directors and our business manager:

Votes For	Votes Against	Abstentions
18,503,711	1,812,461	1,176,520
(8)	Amendment of our charter to remove or revise those provisions that limit or regulate how the Company operates and the process by which it engages in transactions:

Votes For	Votes Against	Abstentions
18,650,267	1,626,562	1,215,863
(9)	Amendment of our charter to revise or add provisions restricting transfer and ownership of shares:

Votes For	Votes Against	Abstentions
18,684,334	1,582,115	1,226,243
(10)	Amendment of our charter to remove provisions governing transactions with our business manager and its affiliates:

Votes For	Votes Against	Abstentions
18,572,464	1,683,827	1,236,401
(11)	Amendment of our charter to remove or revise provisions relating to amendments of the charter and entering into extraordinary transactions:

Votes For	Votes Against	Abstentions
18,630,632	1,599,363	1,262,697
(12)	Amendment of our charter to revise certain provisions that govern our ability to indemnify our officers, directors and business manager, among others:

Votes For	Votes Against	Abstentions
18,361,161	1,948,430	1,183,101
(13)	Amendment of our charter to make conforming changes and other ministerial modifications to and to restate our charter:

Votes For	Votes Against	Abstentions
18,919,909	1,373,192	1,199,591

There were 4,886,354 broker non-votes with respect to each director nominee in the election of directors and each of proposal numbers 3 through 13. A total of 26,379,046 shares were present at the meeting in person or by proxy. No other proposals were submitted to a vote of the stockholders at the Company’s 2021 annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE INCOME TRUST, INC.

Date: December 8, 2021	By:	/s/ Cathleen M. Hrtanek
	Name:	Cathleen M. Hrtanek
	Title	Secretary